REGISTRATION RIGHTS AGREEMENT

Issuer:  ZiaSun Technologies, Inc. (the "Company" or "ZiaSun")
Address: 462 Stevens Avenue, Suite 106
         Solana Beach, CA 92075

Date:    January 14, 2000

This Registration Rights Agreement (the "Agreement") is entered into as of the above date by and between Continental Capital & Equity Corporation, a Florida Corporation, hereinafter referred to as "CCEC", whose address is 195 Wekiva Springs Road, Suite 200, Longwood, FL 32779 and the above Company, whose address is set forth above.

                                    RECITALS

     A. Whereas, concurrently with the execution of this Agreement, CCEC and the Company have executed a Client Services Agreement (the "CSA") under which CCEC has acquired Warrants (the "Warrants") pursuant to which CCEC has the right to acquire from the Company the 200,000 shares of common stock (as defined in the Warrant), with pricing per share calculated as set forth in the CSA.

     B. Whereas, by this Agreement, CCEC and the Company desire to set forth the registration rights of the shares issuable upon exercise of the Warrants, all as provided herein.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereto mutually agree as follows:

     1. Registration Rights. The Company covenants and agrees as follows:

     1.1 Definitions. For purposes of this Section 1:

          1.1.1 The term "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and the declaration or ordering of effectiveness of such registration statement or document;

          1.1.2 The term "Registrable Securities" means (i) the Shares of Common Stock of the Company issuable or issued upon exercise of the Warrants, or conversion of said Warrants; and (ii) any Common Stock of the Company issued (or issuable upon the conversion or exercise of any Warrant, right or other security which is issued) as a dividend or other distribution with respect to, or in exchange for or in replacement of, any stock referred to in this subsection 1.1.1(i).

          1.1.3 The term "SEC" means the Securities and Exchange Commission.

     1.2 Company Registration.

          1.2.1 Piggyback Registration. If at any time or from time to time, the Company shall determine to register any of its securities, for its own account or the account of any of its shareholders, other than a registration on S-8 relating solely to employee stock option or purchase plans, or a registration on Form S-4 relating solely to an SEC Rule 145 transaction, or any successor to such forms, which does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, the Company will:

               (i) promptly give to CCEC written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and

               (ii) include in such registration  (and  compliance),  and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 20 days after receipt of such written notice from the Company, by CCEC, except as set forth in subsection 1.3 below.

     Notwithstanding the above, if the Company shall determine to complete a registration on Form S-4 relating solely to an SEC Rule 145 transaction, or a successor form, and the Company in its sole discretion determines that the concurrent registration of the Registrable Securities will not material effect or delay the registration of the underlying transaction which is the subject of the Form S-4 registration, then the Company will include in the Form S-4 registration statement the registration of the Registrable Securities.

          1.2.2 Demand Registration. Subject to the underwriting provisions contained in this document, if at any time or from time to time following the exercise of Round 1 of Warrants as set forth in section 1.3(a) of the Warrant, CCEC provides the Company with a written demand (the "Demand") that the Company effect a registration under the Act of all or any part of Registrable Securities, then the Company shall use very reasonable effort to effect such registration (a "Demand Registration") as to all Registrable Securities included in the Demand received by the Company. Subject to (i) the provisions of Section 1.3 hereof and (ii) the absolute priority of CCEC, the Company may include in any Demand Registration, other securities of the Company whether being sold for the accounts of others or for the account of the Company.

          1.2.3 Limitations on Demand Registrations. The rights of the CCEC to effect a Demand Registration shall be limited as follows:

               (i)  The  Company   shall  not  be  required  to  effect   Demand
          Registrations unless the Company qualifies to use Form S-3 or any similar short form registration. ZiaSun shall use every reasonable effort to qualify for registration on Form S-3 or its successor form; and,

               (ii) ZiaSun shall not be required to effect a registration pursuant to this subsection within 90 days of the effective date of any other registration statement; and, the Company shall not be obligated to effect a registration, qualification, or compliance under this Article III during the period starting sixty (60) days prior to the Company's good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days following the effective date of, a Company-initiated registration (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration to become effective; and,

               (iii) ZiaSun shall not be required to effect a registration pursuant to this subsection if it has, within the 12 month period preceding the date of any request under this subsection already effected two registrations pursuant to this subsection; and,

               (iv) ZiaSun shall not be required to effect a registration pursuant to this subsection unless CCEC's request for registration proposes to dispose of shares of Registrable Securities having an aggregate price to the public (before deduction of underwriting discounts and expenses of sale) of at least $250,000; and,

               (v) ZiaSun shall not be required to effect a registration pursuant to this subsection if ZiaSun shall furnish to CCEC a certificate signed by the President of ZiaSun stating that in the good faith judgment of the Board of Directors of ZiaSun, it would be seriously detrimental to ZiaSun and its shareholders for such Form S-3 registration to be effected at such time, in which event ZiaSun shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 90 days after receipt of the request of CCEC under this Section, provided, however, that ZiaSun shall not utilize this right more than once in any 12-month period; and,

               (vi) Unless waived by CCEC, any Demand Registration must be firmly underwritten by underwriters selected by the CCEC, subject to the approval of the Company, which approval shall not be unreasonably withheld, and the Company and the CCEC shall obtain the commitment of such underwriter to firmly underwrite the offering; and,

               (vii) Subject to the foregoing, ZiaSun will use its best efforts to effect promptly the registration of all shares of Registrable Securities on Form S-3 to the extent requested by CCEC thereof for purposes of disposition; and,

               (viii) The Company will not be deemed to have provided a Demand Registration hereunder unless, in addition to the satisfaction of any other conditions required by this Agreement, such registration has become effective.

          1.2.4 Additional Qualifications. The Company shall use its best efforts to cause such Registrable Securities to be registered on Form S-3 or such other short form, and to be qualified in such jurisdictions as CCEC may reasonably request; provided, however, that the Company shall not be required to effect more than one (1) registration pursuant to this paragraph in any six (6) month period. The obligations of this paragraph shall be subject to the limitations set forth above.

     1.3 Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise CCEC as a part of the written notice given pursuant to section 1.2. In such event the right of CCEC to registration pursuant to section 1.2 shall be conditioned upon participation in such underwriting and the inclusion of such Registrable Securities in the underwriting to the extent provided herein. All shareholders, including CCEC, proposing to distribute their securities through such underwriting shall (together with the Company and the other shareholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. *

          * Notwithstanding any other provision of this Agreement, if the managing underwriter advises the Company that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all holders of Registrable Securities and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all holders of Registrable Securities in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such holders at the time of filing the registration statement.

     If such offering is other than the first registered offering of ZiaSun securities to the public, the underwriter may not limit the Registrable Securities to be included in such offering to less than 20% of the securities included therein (based on aggregate market values.) ZiaSun shall advise CCEC and all shareholders of Registrable Securities which would otherwise be registered and underwritten pursuant hereto of any such limitations, and the number of shares of Registrable Securities that may be included in the registration. If CCEC disapproves of the terms of any such underwriting, they may elect to withdraw there from by written notice to ZiaSun and the underwriter. Any securities excluded or withdrawn from such underwriting shall not be transferred prior to 90 days after the effective date of the registration statement for such underwriting, or such shorter period as the underwriter may require.

     1.4 Expenses of Registration. All expenses incurred in connection with any registration, qualification or compliance pursuant to this Section 1 including without limitation, all registration, filing and qualification fees, printing expenses, fees and disbursements of counsel for the Company and expenses of any special audits incidental to or required by such registration, shall be borne by the Company except the Company shall not be required to pay underwriters' fees, discounts or commissions relating to Registrable Securities. All expenses of any registered offering not otherwise borne by the Company shall be borne pro rata among CCEC and the shareholders participating in the offering and the Company.

     Further, the Company shall not be required to pay for expenses of any registration proceeding begun pursuant to this Section, the request of which has been subsequently withdrawn by CCEC, in which case, such expenses shall be borne by the CCEC (including Registrable Securities) requesting or causing such withdrawal.

     1.5 Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to this Registration Rights Agreement, the Company will keep CCEC advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. Except as otherwise provided in subsection 1.3, at its expense the Company will:

          1.5.1 Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of CCEC, keep such registration statement effective for up to 90 days or until CCEC has completed the distribution described in the registration statement relating thereto, whichever first occurs; and.

          1.5.2 Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

          1.5.3 Furnish to CCEC copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

          1.5.4 Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or, Blue Sky laws of such jurisdictions as shall be reasonably requested by CCEC, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

          1.5.5 In the event of any underwritten public offering enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. CCEC shall also enter into and perform its obligations under such an agreement.

          1.5.6 Notify CCEC and each shareholder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act or the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

     1.6 Indemnification.

          1.6.1 The Company will indemnify CCEC and each of its officers, directors and partners, and each person controlling such, with respect to which such registration, qualification or compliance has been effected pursuant to this Rights Agreement, and each underwriter, if any, and each person who controls any underwriter of the Registrable Securities held by or issuable to CCEC, against all claims, losses, expenses, damages and liabilities (or actions in respect thereto) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, or any violation or alleged violation by the Company of the Securities Act, the Securities Exchange Act of 1934, as amended ("Exchange Act"), or any state securities law applicable to the Company or any rule or regulation promulgated under the Securities Act, the Exchange Act or any such state law and relating to action or inaction required of the Company in connection with any such registration, qualification of compliance, and will reimburse CCEC, each of its officers, directors and partners, and each person controlling such, each such underwriter and each person who controls any such underwriter, within a reasonable amount of time after incurred for any reasonable legal and any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 1.6.1 shall not apply to amounts paid in settlement of any such claim, loss, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld); and provided further, that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by an instrument duly executed by CCEC or underwriter specifically for use therein.

          1.6.2 CCEC will, if Registrable Securities held by or issuable are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company within the meaning of the Securities Act, and each other such shareholder, each of its officers, directors and partners and each person controlling such shareholder, against all claims, losses, expenses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such shareholders, such directors, officers, partners, persons or underwriters for any reasonable legal or any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by CCEC specifically for use therein; provided, however, that the indemnity agreement contained in this subsection 1.6.2 shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of CCEC (which consent shall not be unreasonably- withheld); and provided further, that the total amount for which CCEC shall be liable under this subsection 1.6.2 shall not in any event exceed the aggregate proceeds received by such from the sale of Registrable Securities held by same in such registration.

          1.6.3 Each party entitled to indemnification under this subsection 1.5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved, by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense; and provided further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations hereunder, unless such failure resulted in prejudice to the Indemnifying Party; and provided further, that an Indemnified Party (together with all other Indemnified Parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any
     such  claim  or  litigation,   shall,  except  with  the  consent  of  each
     Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

     1.7 Information by CCEC. CCEC shall promptly furnish to the Company such information regarding themselves and the distribution proposed by such as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to herein.

     1.8 Rule 144 Reporting. With a view to making available to shareholders and CCEC, the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees at all times to:

          1.8.1 Make and keep public information available, as those terms are understood and defined in SEC Rule 144, after 90 days after the effective date of the first registration filed by the Company for an offering of its securities to the general public;

          1.8.2 File with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

          1.8.3 So long as CCEC owns any Registrable Securities, to furnish to such upon request with a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as CCEC may reasonably request in complying with any rule or regulation of the SEC allowing CCEC to sell any such securities without registration.

     1.9 Transfer of Registration Rights. CCEC's rights to cause the Company to register their securities and keep information available, granted to them by the Company under subsections 1.2 and 1.7 may not be assigned to a transferee or assignee of CCEC's Registrable Securities not sold to the public. The Company prohibits the transfer of any CCEC's rights under this subsection 1.8.

     2. General.

     2.1 Waivers and Amendments. With the written consent of CCEC the obligations of the Company and the rights of CCEC under this agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), and with the same consent the Company, when authorized by resolution of its Board of Directors, may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement; provided, however, that no such modification, amendment or waiver shall reduce the aforesaid percentage of Registrable Securities. Upon the effectuation of each such waiver, consent, agreement of amendment or modification, the Company shall promptly give written notice thereof to CCEC and the record shareholders of the Registrable Securities who have not previously consented thereto in writing. This Agreement or any provision hereof may be changed, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, except to the extent provided in this subsection 2.1.

     2.2 Governing Law. This Agreement shall be governed in all respects by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California.

     2.3 Attorneys Fees. The parties agree that if any legal action is necessary to enforce the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees in addition to any other relief to which that party may be entitled.

     2.4 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

     2.5 Entire Agreement. Except as set forth below, this Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

     2.6 Notices. etc. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by first class mail, postage prepaid, certified or registered mail, return receipt requested, addressed (a) if to CCEC, at such address as set forth in the heading to this Agreement, or at such other address as furnished to the Company in writing, or
(b) if to the Company, at the Company's, address set forth in the heading to this Agreement, or at such other address as the Company shall have furnished to CCEC in writing.

     2.7 Severability. In case any provision of this Agreement shall be invalid, illegal, or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement or any provision of the other Agreements shall not in any way be affected or impaired thereby.

     2.8 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     2.9 Counterparts and/or Facsimile Signature..8 Counterparts and/or Facsimile Signature. This Agreement may be executed in any number of counterparts, including counterparts transmitted by telecopier or FAX, any one of which shall constitute an original of this Agreement. When counterparts of facsimile copies have been executed by all parties, they shall have the same effect as if the signatures to each counterpart or copy were upon the same document and copies of such documents shall be deemed valid as originals. The parties agree that all such signatures may be transferred to a single document upon the request of any party.

     AGREED AND ACCEPTED, effective as of the date first above written.

                            ZiaSun Technologies, Inc.


                                             ZiaSun Technologies, Inc.


Dated:   01/14/2000                          /S/ D. Scott Elder
                                             -----------------------------------
                                             By:  D. Scott Elder
                                             Its:  Chairman and CEO

Dated:   01/14/2000                          /S/ Allen D. Hardman
                                             -----------------------------------
                                             By:  Allen D. Hardman
                                             Its:  Executive Vice President

                                        Continental Capital & Equity Corporation


Dated:   01/14/2000                          /S/ Dodi B. Zirkle
                                             -----------------------------------
                                             By: Dodi B. Zirkle
                                             Its: Chief Operating Officer